Filed pursuant to Rule 497(a)

Registration No. 333-258945

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Blue Owl Capital Corporation ( OBDC )

Tenor	5-Year

Size	$Benchmark

IPT	T+ 250 bps Area

Ratings*	Moody’s (Exp): Baa3/Stable S&P (Exp): BBB-/Stable Fitch (Exp): BBB-/Positive Kroll (Exp): BBB/Positive

Format	SEC-Registered

Ranking	Sr Unsecured Note

Settlement	T+3 (Jan 22, 2024)

Coupon Type	Fixed

Maturity Date	Mar 15, 2029

Optional Redemption	Make Whole Call Par Call: 1 month prior to maturity

Change of Control Repurchase Event	Put @ 100%

Book Runner(s)	Active: WFS(B&D), BofA, ING, RBC, SMBC

Use of Proceeds	To refinance existing debt

Denominations	2,000 x 1,000

Timing	Today’s Business

Sale into Canada	Yes – Exemption

CUSIP	69121KAH7

ISIN	US69121KAH77

——Disclaimers——

*

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each of the security ratings above should be evaluated independently of any other security rating.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Blue Owl Capital Corporation before investing. The preliminary prospectus supplement dated January 17, 2024, together with the accompanying prospectus dated August 19, 2021, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Blue Owl Capital Corporation and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Blue Owl Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a shelf registration statement (including a prospectus) with the SEC. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from Wells Fargo Securities, LLC at 1-800-645-3751, BofA Securities, Inc. at 1-800-294-1322, ING Financial Markets LLC at 1-646-424-6718, RBC Capital Markets, LLC at 1-866-375-6829 or SMBC Nikko Securities America, Inc. at 1-888-868-6856.

This information in this notice is subject to change and does not purport to be a complete description of these securities or the offering. Please refer to the preliminary prospectus supplement and accompanying prospectus for a complete description.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.